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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-30195 and 33-21892) of Scientific Technologies Inc. of our report dated March 3, 1997 appearing on page 24 of this Annual Report on Form 10-K.



    PRICE WATERHOUSE LLP
    San Jose, California
    March 25, 1997

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